American Century Capital Portfolios, Inc.

PROSPECTUS SUPPLEMENT

SMALL CAP VALUE FUND

Supplement dated November 10, 2006 * Prospectus dated August 1, 2006

PORTFOLIO MANAGER KEVIN LAUB LEFT AMERICAN CENTURY ON OCTOBER 31, 2006.
EFFECTIVE NOVEMBER 1, 2006, STEVE ROTH BECAME A PORTFOLIO MANAGER FOR THE FUND.
THE FOLLOWING REPLACES THE FOURTH PARAGRAPH UNDER THE FUND MANAGEMENT TEAM ON
PAGE 11:

STEVE ROTH

Mr. Roth, Portfolio Manager, has been a member of the team that manages Small
Cap Value since he joined American Century in November 2002 as an investment analyst. He became a portfolio manager in November 2006. He was previously employed as an equity analyst at Strong Capital Management from July 2000 to
November 2002. He has a bachelor's degree in business administration from the
University of Nebraska - Lincoln. He is a CFA charterholder.

ADDITIONAL INFORMATION ABOUT THE OTHER ACCOUNTS MANAGED BY MR. ROTH AND HIS
OWNERSHIP OF FUND SHARES ARE AVAILABLE IN A STATEMENT OF ADDITIONAL INFORMATION
SUPPLEMENT DATED NOVEMBER 10, 2006.

American Century Investment Services, Inc., Distributor

©2006 American Century Proprietary Holdings, Inc. All rights reserved.

The American Century Investments logo, American Century and American Century
Investments are service marks of American Century Proprietary Holdings, Inc.

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